SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 19, 2005

ROTONICS MANUFACTURING INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-9429	36-2467474
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17022 S. Figueroa Street, Gardena, California		90248
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (310) 538-4932

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.	Results of Operations and Financial Condition.

The following information is disclosed pursuant to Item 2.02 of Form 8-K:

On September 19, 2005, the Registrant issued a press release announcing its audited financial results for the fiscal year ended June 30, 2005.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press release dated September 19, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rotonics Manufacturing Inc.

Date: September 19, 2005	By:	/s/ Sherman McKinniss
Sherman McKinniss, President

EXHIBIT INDEX

99.1         Press release dated September 19, 2005.